UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 6, 2010

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 604-0691

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2010, the Board of Directors of InfoLogix, Inc. (the “Company”) elected Melvin L. Keating to the Board of Directors.  Mr. Keating, an independent director, has been appointed to the Audit Committee and will serve as its chairman.  The Board of Directors has determined that Mr. Keating is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K as adopted by the Securities and Exchange Commission.

Mr. Keating was President and Chief Executive Officer of Alliance Semiconductor Corporation, a worldwide manufacturer and seller of semiconductors, from 2005 to 2008.  From 2004 to 2005, Mr. Keating served as Executive Vice President, Chief Financial Officer and Treasurer of Quovadx Inc., a healthcare software company.  Mr. Keating was employed as a Strategy Consultant for Warburg Pincus Equity Partners from 1997 to 2004, providing acquisition and investment target analysis and transactional advice.  Mr. Keating also was President and Chief Executive Officer of Sunbelt Management Company, a private, European-owned real estate development firm, from 1995 to 1997.  From 1986 to 1995, Mr. Keating was Senior Vice President, Financial Administration of Olympia & York Companies/Reichmann International, responsible for joint ventures, financial reporting and acquisitions.  Mr. Keating is also a director of White Electronic Designs Corp., serving on its Audit Committee and Operations Committee, and a director of Aspect Medical Systems Inc., serving on its Strategic Committee and Compensation Committee.

As an independent director and the chairman of the Audit Committee, Mr. Keating will be entitled to receive an annual retainer of $25,000.  There is no family relationship, arrangement or understanding between Mr. Keating and any other person pursuant to which he was selected as a director of the Company.

With the appointment of Mr. Keating to the Audit Committee, the Company believes that it has regained compliance with Nasdaq’s audit committee requirements as set forth in Listing Rule 5605.

A copy of the press release announcing the election of Mr. Keating is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

99.1                           Press Release dated April 8, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: April 8, 2010	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Exhibit Index

99.1                           Press release dated April 8, 2010.